UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

RELIV INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11768 (Commission File Number)	37-1172197 (IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard, Chesterfield, MO (Address of principal executive offices)	63005 (Zip Code)

Registrant’s telephone number, including area code (636) 537-9715

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 – Results of Operations and Financial Condition

          On March 2, 2005, Reliv’ International, Inc. issued a press release reporting earnings and other financial results for both its fiscal quarter and year ended December 31, 2004. A copy of the Press Release is attached as Exhibit 99.

Item No. 9.01 – Exhibit

(c)	The following exhibit is attached hereto:

Exhibit No.	Exhibit

99	Press Release dated March 2, 2005, captioned: “Relìv International Earnings Grow 24 Percent in 2004 on Rising Sales in the U.S. and Other Key Markets”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliv International, Inc. —————————————————— (Registrant)

Date: March 3, 2005	By:	/s/ Stephen M. Merrick —————————————————— Stephen M. Merrick, Senior Vice President